UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 7, 2013

TransDigm Group Incorporated

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32833	41-2101738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street, Suite 3000, Cleveland, Ohio	44114
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 706-2960

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On February 7, 2013, TransDigm Group Incorporated (“TransDigm Group” or the “Company”) issued a press release announcing that TransDigm Group will host a conference call (the “Lender Presentation”) to discuss a refinancing of the Company’s senior credit facility on February 8, 2013, beginning at 10:00 a.m., Eastern Time.

The Company has prepared presentation materials (the “Presentation Materials”) that it will present during the Lender Presentation and in other presentations to potential lenders in connection with the refinancing of the Company’s senior credit facility. The Presentation Materials are furnished as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The information in this Current Report on Form 8-K and in the Presentation Materials shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Presentation to Public Lenders by TransDigm Group Incorporated

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Gregory Rufus

Name: Gregory Rufus Title: ExecutiveVice President, Chief Financial Officer and Secretary

Date: February 8, 2013

EXHIBIT INDEX

Exhibit Number	Description
99.1	Presentation to Public Lenders by TransDigm Group Incorporated